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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 22, 1998
                                                --------------------------------



                                  AMETEK, INC.
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             (Exact name of registrant as specified in its charter)







               DELAWARE                     1-12981            14-1682544
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   (State or other jurisdiction of        (Commission       (I.R.S. Employer
    incorporation or organization)        File Number)     Identification No.)



                   Station Square, Paoli, Pennsylvania          19301
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                 (Address of principal executive offices)     (Zip Code)




Registrant's telephone number, including area code 610-647-2121
                                                  ---------------

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                                  AMETEK, INC.
                                  ------------



Item 5.       Other Events.
              -------------

         On September 22, 1998, AMETEK, Inc. issued a press release to announce the authorization of a new $50 million stock repurchase plan. A copy of such press release is attached hereto as Exhibit 99. The information contained in said press release is hereby incorporated by reference in this Form 8-K.


Item 7.       Financial Statements and Exhibits.
              ----------------------------------

         (c)  Exhibits

         Exhibit Number                     Description
         --------------                     -----------

              99 Copy of press release issued by AMETEK, Inc. on September 22, 1998.








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                                  AMETEK, INC.
                                  ------------



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                      AMETEK, INC.
                                        ----------------------------------------
                                                      (Registrant)




                                      By /s/ ROBERT R. MANDOS, JR.
                                        ----------------------------------------
                                             Robert R. Mandos, Jr.
                                             Vice President & Comptroller
                                             (Principal Accounting Officer)


Dated: September 23, 1998




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